Exhibit 99.1

KNIGHT CAPITAL GROUP ANNOUNCES GAAP EARNINGS OF $0.30 PER DILUTED SHARE FOR THIRD QUARTER 2006

Despite lower market volumes, the Global Markets segment was solid with $27.5 million in pre-tax operating earnings in the third quarter of 2006

Asset Management segment’s exceptional performance led to pre-tax operating earnings of $18.4 million in the third quarter of 2006

Corporate segment results of $6.2 million in pre-tax operating earnings include a realized pre-tax gain of $7.2 million, or $0.04 per diluted share, related to the sale of investments in the International Securities Exchange, Inc.

JERSEY CITY, New Jersey (October 18, 2006) – Knight Capital Group, Inc. (Nasdaq: NITE) today reported GAAP earnings of $31.5 million, or $0.30 per diluted share, and pre-tax operating earnings of $52.1 million for the third quarter of 2006.

For the third quarter of 2005, the company reported GAAP earnings of $24.4 million, or $0.23 per diluted share, and pre-tax earnings from continuing operations of $40.1 million. Results for the third quarter of 2005 include a pre-tax charge of $5.5 million relating to the costs associated with excess real estate capacity in Jersey City. Excluding this charge, third quarter 2005 pre-tax operating earnings from continuing operations were $45.6 million.

Revenues for the third quarter of 2006 were $210.0 million, compared to $184.1 million for the third quarter of 2005.

“Continuing operations” include the company’s two operating business segments, Global Markets and Asset Management. Continuing operations also include a Corporate segment, encompassing corporate investments and overhead expenses. Amounts reported as “discontinued operations” include the company’s former Derivative Markets business segment, the sale of which was completed to Citigroup at the close of business in December 2004.

“In a seasonally slow market environment, Knight had another great quarter,” said Thomas M. Joyce, Chairman and Chief Executive Officer of Knight Capital Group. “Clients have responded enthusiastically to our new and enhanced fee-based businesses designed to leverage Knight as a liquidity center. Our recently added electronic products – like our direct market access, ECN and electronic foreign exchange offerings – are providing clients with new choices. The acquisition of ValuBond, our electronic fixed income platform announced in July and closed just after the third quarter’s end, is just the latest addition. New clients came on board in all of our Global Markets businesses, and we achieved greater account penetration through cross-selling and an intense focus on client service. Similarly, our Asset Management business outperformed its peers and increased assets under management over 20% since the second quarter with inflows from both new and existing clients.”

	Q3 2006	Q3 2005
Revenues ($)	210,007,921	184,096,509
Net income from continuing operations ($)	31,460,221	23,963,640
Income from discontinued operations, net of tax ($)	—	387,934
Net income ($)	31,460,221	24,351,574
Diluted EPS ($)	0.30	0.23
U.S. equity dollar value traded (in $ millions)	410,525	467,658
U.S. equity trades executed (in thousands)	46,591	50,780
Average daily U.S. equity trades (in thousands)	745	793
Nasdaq and Listed equity shares traded (in millions)	18,824	25,710
OTC Bulletin Board and Pink Sheet shares traded (in millions)	223,830	131,690
Average revenue capture per U.S. equity dollar value traded (bps)	2.2	2.0
Average month-end balance of assets under management (in $ millions)	3,479.5	3,374.6
Quarterly fund return to investors*	4.9%	5.5%

*	Quarterly fund return represents the blended quarterly return across all assets under management in the Deephaven funds

	YTD 2006	YTD 2005
Revenues ($)	691,084,953	433,326,452
Net income from continuing operations ($)	110,931,850	24,367,681
Income from discontinued operations, net of tax ($)	—	122,007
Net income ($)	110,931,850	24,489,688
Diluted EPS ($)	1.05	0.23
U.S. equity dollar value traded (in $ millions)	1,536,421	1,384,141
U.S. equity trades executed (in thousands)	166,832	151,780
Average daily U.S. equity trades (in thousands)	890	803
Nasdaq and Listed equity shares traded (in millions)	72,357	80,172
OTC Bulletin Board and Pink Sheet shares traded (in millions)	902,500	581,539
Average revenue capture per U.S. equity dollar value traded (bps)	2.2	1.7
Average month-end balance of assets under management (in $ millions)	3,165.9	3,372.2
Year-to-date fund return to investors*	14.6%	5.2%

*	Year-to-date fund return represents the blended return across all assets under management in the Deephaven funds

Global Markets

During the third quarter of 2006, the Global Markets business segment generated total revenues of $145.6 million, compared to $129.4 million in the third quarter of 2005. In the third quarter of 2006, the Global Markets business segment reported pre-tax operating earnings of $27.5 million, compared to pre-tax operating earnings of $24.6 million in the third quarter of 2005.

“Knight’s Global Markets performance was solid in a third quarter that was not only seasonally weak, but historically weak,” Mr. Joyce said. “Dollar value traded was at its lowest since the third quarter of 2004. In fact, the overall market environment did little to inspire trading, as demonstrated by steep declines in volume on the exchanges. Given these poor trading dynamics, Knight’s revenue capture was aided by our automated trading systems. Fee and commission revenues reflected the lower volumes, as expected, but Knight’s institutional commission rates remained steady. Our sales traders continue to distinguish Knight from the competition in their commitment and flexibility in working orders on behalf of clients, without the proprietary trading that has become commonplace in the industry.”

On October 2, 2006, the Company announced the completion of its acquisition of ValuBond, Inc., a privately held firm that provides electronic access and trade execution products for the fixed income market, in an all-cash deal for $18.2 million. The results of ValuBond will be included within the Global Markets segment for the fourth quarter of 2006.

Asset Management

During the third quarter of 2006, the Asset Management business segment, Deephaven Capital Management, generated $50.5 million in asset management fees, compared to $42.0 million in the same period a year ago. In the third quarter of 2006, Asset Management reported pre-tax operating earnings of $18.4 million, compared to pre-tax operating earnings of $15.7 million in the third quarter of 2005. Asset Management had approximately $3.8 billion under management at September 30, 2006, up from the $3.4 billion under management at September 30, 2005.

“Our Asset Management segment had an exceptional third quarter,” Mr. Joyce continued. “Deephaven Capital Management’s investment managers and analysts successfully uncovered market opportunities, driving a third quarter blended return that reversed flat second quarter performance and was stronger than their market neutral peers. At the same time, new investments in the Deephaven funds boosted assets under management to the $3.8 billion mark. Knight continues to negotiate with Deephaven’s management. Their current employment contracts expire on December 31, 2006.”

Corporate

In the third quarter of 2006, the Corporate segment reported pre-tax operating earnings of $6.2 million, compared to pre-tax operating income of $5.3 million in the third quarter of 2005. Included in the third quarter 2006 results is a pre-tax gain of $7.2 million, or approximately $0.04 per diluted share, related to the sale of a part of the company’s equity ownership in the International Securities Exchange, Inc.

The company’s corporate investment in the Deephaven funds earned $4.8 million pre-tax during the third quarter of 2006, down from $14.6 million pre-tax during the third quarter of 2005, reflecting the impact of the company’s planned reduction of its investment. As of September 30, 2006, the company had $186.7 million in cash and cash equivalents and a $203.0 million corporate investment in funds managed by Deephaven.

The company had $955.0 million in stockholders’ equity as of September 30, 2006, equivalent to a book value of approximately $8.97 per diluted share.

During the third quarter of 2006, the company repurchased 585,000 shares for approximately $9.4 million under the company’s $495 million stock repurchase program. To date, the company has repurchased 39.6 million shares for $329 million. The company cautions that there are no assurances that any further repurchases may actually occur.

* * *

Copies of this earnings release and other information on the company can be obtained at the company’s website, www.knight.com. The company will conduct its third quarter 2006 earnings conference call for analysts, investors and the media at 9:00 a.m. Eastern Daylight Time (EDT) today, October 18, 2006. To access Knight’s earnings conference call, please dial 800.500.0311 for domestic callers or 719.457.2698 for international callers. When prompted, provide the passcode, which is 3049760. The conference call will be webcast live at 9:00 a.m. EDT for all investors and interested parties on Knight’s website. In addition, the company will release its monthly volume statistics for September 2006 on its website before the start of trading today.

On Thursday, November 2, 2006, Knight will provide a live webcast of its annual meeting for Analysts and Institutional Investors. All interested parties can access this event through Knight’s website.

About Knight

Knight Capital Group, Inc. (Nasdaq: NITE) is a leading financial services firm that provides comprehensive trade execution solutions and asset management services. Our Asset Management business, Deephaven Capital Management, is a global multi-strategy alternative investment manager focused on delivering attractive risk-adjusted returns with low correlation to the broader markets for institutions and private clients. Our Global Markets business provides a broad range of customized trade execution products and services across multiple asset classes for broker-dealers, institutions and issuer companies. We continually apply knowledge and innovation to the trading and asset management processes to build lasting client partnerships through consistent performance and superior client service. More information about Knight can be found at www.knight.com.

Presentation of Information in this Press Release

In an effort to provide investors with additional information regarding the Company’s results as determined by generally accepted accounting principles (GAAP), the Company also discloses certain non-GAAP information which management believes provides useful information to investors. Within this press release, the Company has disclosed its pre-tax operating income and its operating expenses for certain reporting periods before charges, writedowns and lease loss accruals and discontinued operations to assist the reader in understanding the impact of these charges, writedowns and lease loss accruals and discontinued operations on the Company’s financial results, thereby facilitating more useful period-to-period comparisons of the Company’s businesses.

Certain statements contained herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Since such statements involve risks and uncertainties, the actual results and performance of the Company may turn out to be materially different from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made herein; however, readers should carefully review reports or documents the Company files from time to time with the Securities and Exchange Commission including, without limitation, the risks and uncertainties detailed under the headings “Certain Factors Affecting Results of Operations” and “Risks Affecting our Business” in the Company’s Annual Report on Form 10-K.

CONTACTS

Margaret Wyrwas	Kara Fitzsimmons	Greta Morley
Senior Managing Director,	Vice President,	Vice President,
Corporate Communications	Corporate Communications	Marketing Communications
& Investor Relations	201-356-1523 or	& Public Relations
201-557-6954 or	kfitzsimmons@knight.com	201-557-6948 or
mwyrwas@knight.com		gmorley@knight.com

KNIGHT CAPITAL GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the three months ended September 30,		For the nine months ended September 30,
	2006	2005	2006	2005
Revenues
Commissions and fees	$95,739,820	$74,860,136	$308,790,246	$212,998,365
Net trading revenue	42,845,803	52,348,902	191,105,022	116,821,896
Asset management fees	50,535,992	41,983,284	135,122,744	67,900,813
Interest and dividends, net	5,175,455	1,763,330	11,264,764	6,319,167
Investment income and other	15,710,851	13,140,857	44,802,177	29,286,211

Total revenues	210,007,921	184,096,509	691,084,953	433,326,452

Transaction-based expenses
Execution and clearance fees	22,100,471	24,584,539	81,051,228	71,479,360
Soft dollar and commission recapture expense	16,430,944	15,902,532	51,493,959	46,036,887
Payments for order flow and ECN rebates	9,662,643	3,857,048	31,662,062	14,843,211

Total transaction-based expenses	48,194,058	44,344,119	164,207,249	132,359,458

Revenues, net of transaction-based expenses	161,813,863	139,752,390	526,877,704	300,966,994

Other direct expenses
Employee compensation and benefits	82,546,389	68,267,912	246,718,114	173,319,157
Communications and data processing	8,483,788	7,969,419	24,525,721	23,934,639
Professional fees	3,737,064	6,056,274	15,212,425	14,388,019
Depreciation and amortization	5,446,285	4,209,028	15,178,859	12,245,859
Occupancy and equipment rentals	3,163,697	3,238,952	9,914,296	10,186,066
Business development	3,371,117	1,616,485	8,627,797	4,617,599
Writedown of assets and lease loss accrual	—	5,509,360	8,479,703	10,055,252
Regulatory charges and related matters	—	—	—	2,000,000
Other	2,924,751	2,784,784	13,269,731	8,864,251

Total other direct expenses	109,673,091	99,652,214	341,926,646	259,610,842

Income from continuing operations before income taxes	52,140,772	40,100,176	184,951,058	41,356,152
Income tax expense	20,680,551	16,136,536	74,019,208	16,988,471

Net income from continuing operations	31,460,221	23,963,640	110,931,850	24,367,681
Income from discontinued operations, net of tax	—	387,934	—	122,007

Net income	$31,460,221	$24,351,574	$110,931,850	$24,489,688

Basic earnings per share from continuing operations	$0.31	$0.24	$1.10	$0.23

Diluted earnings per share from continuing operations	$0.30	$0.23	$1.05	$0.23

Basic and diluted earnings per share from discontinued operations	$—	$—	$—	$—

Basic earnings per share	$0.31	$0.24	$1.10	$0.23

Diluted earnings per share	$0.30	$0.23	$1.05	$0.23

Shares used in computation of basic earnings per share	102,199,516	101,264,048	101,286,562	104,791,642

Shares used in computation of diluted earnings per share	106,469,308	103,724,202	105,951,813	107,955,922

KNIGHT CAPITAL GROUP, INC.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	September 30, 2006	December 31, 2005
ASSETS
Cash and cash equivalents	$186,734,507	$230,591,067
Securities owned, held at clearing brokers, at market value	551,598,006	380,366,778
Receivable from brokers and dealers	410,866,093	229,828,734
Investment in Deephaven sponsored funds	203,008,086	281,656,753
Fixed assets and leasehold improvements at cost, less accumulated depreciation and amortization	67,000,963	67,656,533
Strategic investments	38,393,130	31,896,425
Goodwill	118,084,040	47,682,880
Intangible assets, less accumulated amortization	61,408,907	29,773,442
Other assets	153,029,080	116,563,732

Total assets	$1,790,122,812	$1,416,016,344

LIABILITIES & STOCKHOLDERS’ EQUITY
Liabilities
Securities sold, not yet purchased, at market value	$524,896,966	$345,457,499
Payable to brokers and dealers	69,314,171	35,102,415
Accrued compensation expense	163,878,236	117,763,834
Accrued expenses and other liabilities	77,030,897	94,244,447

Total liabilities	835,120,270	592,568,195

Stockholders’ equity
Class A common stock	1,447,692	1,397,457
Additional paid-in-capital	512,714,027	452,839,356
Retained earnings	764,445,541	653,513,691
Treasury stock, at cost	(332,310,837)	(294,652,742)
Accumulated other comprehensive income, net of tax	8,706,119	10,350,387

Total stockholders’ equity	955,002,542	823,448,149

Total liabilities and stockholders’ equity	$1,790,122,812	$1,416,016,344

KNIGHT CAPITAL GROUP, INC.

PRE-TAX OPERATING EARNINGS BY BUSINESS SEGMENT*

Amounts in millions

(Unaudited)

	For the three months ended		For the nine months ended
	September 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
Global Markets
Revenues	$145.6	$129.4	$515.6	$335.9
Operating Expenses	118.1	104.8	382.1	313.8

Pre-Tax Operating Earnings	27.5	24.6	133.5	22.1

Asset Management
Revenues	50.8	42.3	135.8	68.3
Operating Expenses	32.4	26.5	88.3	48.3

Pre-Tax Operating Earnings	18.4	15.7	47.5	20.0

Corporate
Revenues	13.6	12.4	39.7	29.2
Operating Expenses	7.4	7.1	27.2	17.8

Pre-Tax Operating Earnings	6.2	5.3	12.5	11.3

Consolidated
Revenues	210.0	184.1	691.1	433.3
Operating Expenses	157.9	138.5	497.7	379.9

Pre-Tax Operating Earnings	$52.1	$45.6	$193.4	$53.4

*	Totals may not add due to rounding.

KNIGHT CAPITAL GROUP, INC.

RECONCILIATION OF TOTAL GAAP EXPENSES AND PRE-TAX GAAP INCOME TO

OPERATING EXPENSES AND PRE-TAX OPERATING EARNINGS*

Amounts in millions

(Unaudited)

TOTAL GAAP EXPENSES TO OPERATING EXPENSES

	For the three months ended September 30, 2006
	Global Markets	Asset Management	Corporate	Total
Transaction-based expenses	$48.2	$—	$—	$48.2
Other direct expenses	69.9	32.4	7.4	109.7

TOTAL GAAP EXPENSES	118.1	32.4	7.4	157.9
Net impact of adjustments	—	—	—	—

OPERATING EXPENSES	$118.1	$32.4	$7.4	$157.9

	For the three months ended September 30, 2005
	Global Markets	Asset Management	Corporate	Total
Transaction-based expenses	$44.3	$—	$—	$44.3
Other direct expenses	66.0	26.5	7.1	99.7

TOTAL GAAP EXPENSES	110.3	26.5	7.1	144.0
Adjustments:
Writedown of assets and lease loss accrual	(5.5)	—	—	(5.5)

OPERATING EXPENSES	$104.8	$26.5	$7.1	$138.5

PRE-TAX GAAP INCOME TO PRE-TAX OPERATING EARNINGS
	For the three months ended September 30, 2006
	Global Markets	Asset Management	Corporate	Total
PRE-TAX GAAP INCOME FROM CONTINUING OPERATIONS	$27.5	$18.4	$6.2	$52.1
Adjustment:
Net impact of adjustments	—	—	—	—

PRE-TAX OPERATING EARNINGS	$27.5	$18.4	$6.2	$52.1

	For the three months ended September 30, 2005
	Global Markets	Asset Management	Corporate	Total
PRE-TAX GAAP INCOME FROM CONTINUING OPERATIONS	$19.1	$15.7	$5.3	$40.1
Adjustments:
Writedown of assets and lease loss accrual	5.5	—	—	5.5

PRE-TAX OPERATING EARNINGS	$24.6	$15.7	$5.3	$45.6

*	Totals may not add due to rounding.

KNIGHT CAPITAL GROUP, INC.

RECONCILIATION OF TOTAL GAAP EXPENSES AND PRE-TAX GAAP INCOME TO

OPERATING EXPENSES AND PRE-TAX OPERATING EARNINGS*

Amounts in millions

(Unaudited)

TOTAL GAAP EXPENSES TO OPERATING EXPENSES

	For the nine months ended September 30, 2006
	Global Markets	Asset Management	Corporate	Total
Transaction-based expenses	$164.2	$—	$—	$164.2
Other direct expenses	226.4	88.3	27.2	341.9

TOTAL GAAP EXPENSES	390.6	88.3	27.2	506.1
Adjustment:
Writedown of assets and lease loss accrual	(8.5)	—	—	(8.5)

OPERATING EXPENSES	$382.1	$88.3	$27.2	$497.7

	For the nine months ended September 30, 2005
	Global Markets	Asset Management	Corporate	Total
Transaction-based expenses	$132.4	$—	$—	$132.4
Other direct expenses	191.4	50.4	17.8	259.6

TOTAL GAAP EXPENSES	323.8	50.4	17.8	392.0
Adjustments:
Writedown of assets and lease loss accrual	(10.0)	—	—	(10.0)
Regulatory charges and related matters	—	(2.0)	—	(2.0)

OPERATING EXPENSES	$313.8	$48.3	$17.8	$379.9

PRE-TAX GAAP INCOME TO PRE-TAX OPERATING EARNINGS

	For the nine months ended September 30, 2006
	Global Markets	Asset Management	Corporate	Total
PRE-TAX GAAP INCOME FROM CONTINUING OPERATIONS	$125.0	$47.5	$12.5	$185.0
Adjustment:
Writedown of assets and lease loss accrual	8.5	—	—	8.5

PRE-TAX OPERATING EARNINGS	$133.5	$47.5	$12.5	$193.4

	For the nine months ended September 30, 2005
	Global Markets	Asset Management	Corporate	Total
PRE-TAX GAAP INCOME FROM CONTINUING OPERATIONS	$12.1	$17.9	$11.3	$41.4
Adjustments:
Writedown of assets and lease loss accrual	10.0	—	—	10.0
Regulatory charges and related matters	—	2.0	—	2.0

PRE-TAX OPERATING EARNINGS	$22.1	$20.0	$11.3	$53.4

*	Totals may not add due to rounding.